                                                                     EXHIBIT 8.1

    Set forth below is a listing of CNH's directly and indirectly owned (10% or greater) subsidiaries and affiliates as of December 31, 2002:

                               MAJORITY OWNERSHIP

                                                                                                     OWNERSHIP
                                  COMPANY NAME                                        COUNTRY        PERCENTAGE
        ----------------------------------------------------------------        ------------------   ----------
        Austoft Holdings Limited                                                    Australia           100
        Austoft Industries Limited                                                  Australia           100
        Banco CNH Capital Brazil S.A.                                                 Brazil             86
        Bizon-Ukrania S.P.                                                           Ukraine             51
        BLI Group, Inc.                                                                USA              100
        Blue Leaf I.P., Inc.                                                           USA              100
        Case Belgium BVBA                                                            Belgium            100
        Case Brasil & Cia                                                             Brazil            100
        Case Brazil Holdings, Inc.                                                     USA              100
        Case Canada Investments, Ltd.                                                 Canada            100
        Case Canada Receivables, Inc.                                                 Canada            100
        Case Credit Australia Investments Pty. Ltd.                                 Australia           100
        Case Credit Corporation                                                        USA              100
        Case Credit Holdings Limited                                                   USA              100
        Case Credit Limited                                                       United Kingdom        100
        Case Credit Ltd.                                                              Canada            100
        Case Credit UK Ltd.                                                       United Kingdom        100
        Case Credit Wholesale Pty. Ltd.                                             Australia           100
        Case Equipment Holdings Limited                                                USA              100
        Case Equipment International Corporation                                       USA              100
        Case Europe S.A.R.L.                                                          France            100
        Case Harvesting Systems, GmbH                                                Germany            100
        Case India Limited                                                             USA              100
        Case International Limited                                                United Kingdom        100
        Case International Marketing, Inc.                                             USA              100
        Case LBX Holdings, Inc.                                                        USA              100
        Case Leasing GmbH                                                            Germany            100
        Case Machinery (Shanghai) Co., Ltd.                                           China             100
        Case Melbourne Pty. Ltd.                                                    Australia           100
        Case Mexico S.A.                                                              Mexico            100
        Case New Holland Inc.                                                          USA              100
        Case Poclain Ltd.                                                         United Kingdom        100
        Case Sprayers Limited                                                     United Kingdom        100
        Case United Kingdom Limited                                               United Kingdom        100
        Case Wholesale Receivables, Inc.                                               USA              100
        Case, LLC                                                                      USA              100
        CNH Argentina S.A.                                                          Argentina            81

                                                                                                    OWNERSHIP
                          COMPANY NAME                                              COUNTRY        PERCENTAGE
        --------------------------------------------                               --------        ----------
        CNH Australia Pty. Ltd.                                                     Australia           100
        CNH Belgium N.V.                                                             Belgium            100
        CNH Canada, Ltd.                                                              Canada            100
        CNH Capital (Europe) PLC                                                     Ireland            100
        CNH Capital Australia Pty. Ltd.                                             Australia           100
        CNH Capital Benelux N.V.                                                     Belgium            100
        CNH Capital Corporation                                                        USA              100
        CNH Capital Insurance Agency Inc.                                              USA              100
        CNH Capital PLC                                                              Ireland            100
        CNH Capital Receivables Inc.                                                   USA              100
        CNH Capital U.K. Ltd.                                                     United Kingdom        100
        CNH Danmark N.V.                                                             Denmark            100
        CNH Deutschland GmbH                                                         Germany            100
        CNH Engine Corporation                                                         USA              100
        CNH Financial Services S.R.L.                                                 Italy             100
        CNH France S.A.                                                               France            100
        CNH Information Technology Company LLC                                         USA              100
        CNH International S.A. Luxembourg                                           Luxembourg          100
        CNH Italia S.p.A.                                                             Italy             100
        CNH Latino Americana Ltda                                                     Brazil             55
        CNH Maquinaria Spain S.A.                                                     Spain             100
        CNH Movimento Terra S.p.A.                                                    Italy             100
        CNH Osterreich GmbH                                                          Austria            100
        CNH Polska Sp.zo.o                                                            Poland            100
        CNH Receivables Inc.                                                           USA              100
        CNH Trade N.V.                                                             Netherlands          100
        CNH U.K. Ltd.                                                             United Kingdom        100
        Consolidated Diesel of North Carolina, Inc.                                    USA              100
        Consolidated Diesel, Inc.                                                      USA              100
        David Brown Tractors (Ireland) Ltd.                                          Ireland            100
        Fermec North America, Inc.                                                     USA              100
        Fiat Kobelco Construction Machinery Belgium S.A.                             Belgium            100
        Fiat Kobelco Construction Machinery S.p.A.                                    Italy              60
        Fiatallis North America, Inc.                                                  USA              100
        Flexi-Coil (U.K.) Ltd.                                                    United Kingdom        100
        Harbin New Holland Beidahuang Tractors Ltd.                                   China              69
        HFI Holdings, Inc.                                                             USA              100
        International Harvester Company                                                USA              100
        J.I. Case Company Ltd.                                                    United Kingdom        100
        JV UzCaseMash LLC                                                           Uzbekistan           60
        JV UzCaseService LLC                                                        Uzbekistan           51
        JV UzCasetractor LLC                                                        Uzbekistan           51
        Kobelco Construction Machinery America LLC                                     USA               65

                                                                                                     OWNERSHIP
                          COMPANY NAME                                              COUNTRY         PERCENTAGE
        --------------------------------------------                                --------        ----------
        Kobelco Construction Machinery Europe N.V.                                 Netherlands          100
        MBA AG, Baumaschinen                                                       Switzerland          100
        Multirental Lacacao de Maquinas e Equipamentos Ltd.                           Brazil            100
        New Holland (Canada) Credit Company                                           Canada            100
        New Holland (Canada) Credit Holding Ltd.                                      Canada            100
        New Holland Australia Pty. Ltd.                                             Australia           100
        New Holland Canada, Ltd.                                                      Canada            100
        New Holland Credit Australia Pty. Limited                                   Australia           100
        New Holland Credit Company, LLC                                                USA              100
        New Holland Excavator Holdings LLC                                             USA              100
        New Holland Financial Services A/S                                           Denmark            100
        New Holland Financial Services Ltd.                                       United Kingdom        100
        New Holland Financial Services S.A.                                           France            100
        New Holland Holding Limited                                               United Kingdom        100
        New Holland Holdings (Argentina) S.A.                                       Argentina           100
        New Holland Limited                                                       United Kingdom        100
        New Holland Logistics S.p.A.                                                  Italy             100
        New Holland Mauritius (Private) Limited                                     Mauritius           100
        New Holland North America, Inc.                                                USA              100
        New Holland Portugal - Comercio de Tractores e Maquinas Agricolas,           Portugal           100
        Limitada
        New Holland Receivables Corporation                                            USA              100
        New Holland Retail Receivables Corporation I                                   USA              100
        New Holland Retail Receivables Corporation II                                  USA              100
        New Holland Superannuation Pty. Ltd.                                        Australia           100
        New Holland Tractor Limited N.V.                                             Belgium            100
        New Holland Tractors (India) Private Ltd.                                     India             100
        O&K Hilfe GmbH                                                               Germany            100
        O&K Orenstein & Koppel AG                                                    Germany             95
        Olaf Poulsen A/S                                                             Denmark            100
        Pryor Foundry, Inc.                                                            USA              100
        Receivables Credit Corporation                                                Canada            100
        Receivables Credit II Corporation                                             Canada            100
        Receivables Credit III Corporation                                            Canada            100
        RosCaseMash                                                                   Russia             51
        Servicios Case Mexicana, S.A. de C.V.                                         Mexico            100
        Shanghai New Holland Agricultural Machinery Corporation Limited               China              60
        Steiger International, Ltd.                                                    Guam             100
        Tiede Landtechnik GmbH                                                       Germany            100
        UzCaseagroleasing LLC                                                       Uzbekistan           51

                               MINORITY OWNERSHIP


                                                                                                     OWNERSHIP
                       COMPANY NAME                                                  COUNTRY        PERCENTAGE
        --------------------------------------------                                --------        ----------
        Al-Ghazi Tractors Limited                                                    Pakistan           43
        Brahma Steyr Tractors Limited                                                 India             10
        CNH Capital Europe SAS                                                        France            50
        Consolidated Diesel Company                                                    USA              50
        Consorzio Cofhirete                                                           Italy             46
        Consorizo per lo sviluppo delle aziende fornitrici                            Italy             10
        Corporation for the Romanian Agricultural Project SRL                        Romania            10
        Employers' Health Initiatives LLC                                              USA              50
        European Engine Alliance EEIG                                             United Kingdom        33
        European Engine Alliance SCRL                                                 Italy             33
        Fiat Gra EEIC                                                             United Kingdom        23
        GQM Products LLC                                                               USA              50
        Kobelco Construction Machinery Co. Ltd.                                       Japan             20
        L&T Case Equipment Limited                                                    India             50
        LBX Company LLC                                                                USA              50
        Fabryka Maszyn Lubelska Rolniczych                                            Poland            18
        Megavolt, L.P., L.L.L.P.                                                       USA              40
        New Holland de Mexico, S.A. de C.V.                                           Mexico            50
        New Holland Finance Ltd.                                                  United Kingdom        49
        New Holland HFT Japan, Inc.                                                   Japan             50
        New Holland Trakmak Traktor Ve Ziraat Makineleri A.S.                         Turkey            38
        Plast-Form Sp.Zo.o                                                            Poland            14
        Polagris S.A.                                                               Lithuania           11
        Sip-Mot S.A.                                                                  Poland            22
        Turk Traktor Ve Ziraat Makineleri A.S.                                        Turkey            38